NATIONS FUNDS TRUST
Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Bond Fund, Nations Strategic Income Fund and Nations Intermediate Bond Fund
Primary A Shares and Investor A, B and C Shares

Supplement dated January 7, 2004
to the Prospectuses dated August 1, 2003, as supplemented

1. The combined prospectuses for all share classes of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Bond Fund and Nations Strategic Income Fund are hereby supplemented by adding the following risk disclosure under the section entitled "About the Funds - Risks and other things to consider":

U.S. government obligations - U.S. government obligations include securities that are issued or guaranteed by the U. S. Treasury (U.S. Treasury obligations), by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. U.S. Treasury obligations are backed by the "full faith and credit" of the government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

2. The combined prospectuses for all share classes of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Bond Fund, Nations Strategic Income Fund and Nations Intermediate Bond Fund are hereby supplemented by deleting the risk disclosure Mortgage-related risk under the section entitled "About the Funds - Risks and other things to consider" and inserting in its place the following risk disclosure:

Mortgage-related securities - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation and is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.